================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): August 29, 1997


                             THE GRAND UNION COMPANY
--------------------------------------------------------------------------------
              (Exact name of registrant as specified in its charter


                                    Delaware
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)

        0-26602                                         22-1518276
------------------------                    ------------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)


                            201 Willowbrook Boulevard
                          Wayne, New Jersey 07470-0966
--------------------------------------------------------------------------------
               (Address of principal executive offices)(Zip Code)


                                  973-890-6000
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                    Unchanged
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

================================================================================

NYFS03...:\18\50318\0003\70\FRM9037K.280

Item 7.     FINANCIAL STATEMENTS AND EXHIBITS.

            (c)   Exhibits

            10.1. Ninth Amendment dated July 31, 1997 to Amended and Restated Credit Agreement dated June 15, 1995, as amended, among The Grand Union Company ("Grand Union"), the lenders party thereto and Bankers Trust Company, as Agent (the "Credit Agreement").

            10.2.  Tenth Amendment dated August 29, 1997 to the Credit
Agreement.

            10.3. Amended and Restated Credit Agreement dated as of June 15, 1995, as amended and restated effective August 29, 1997, among Grand Union, the lenders party thereto and Bankers Trust Company, as Agent.

            99. Press Release of Grand Union, dated August 29, 1997, relating to the Amended and Restated Credit Agreement.



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          THE GRAND UNION COMPANY

Dated: September 3, 1997                  By: /s/ Jeffrey P. Freimark
                                             ----------------------------------
                                              Jeffrey P. Freimark
                                              Executive Vice President-Chief
                                              Financial and Administrative
                                                Officer

                                 EXHIBIT INDEX


Exhibit No.         Description
-----------         -----------

   10.1. Ninth Amendment dated July 31, 1997 to Amended and Restated Credit Agreement dated June 15, 1995, as amended, among The Grand Union Company ("Grand Union"), the lenders party thereto and Bankers Trust Company, as Agent (the "Credit Agreement").

   10.2.            Tenth Amendment dated August 29, 1997 to the Credit
                    Agreement.

   10.3. Amended and Restated Credit Agreement dated as of June 15, 1995, as amended and restated effective August 29, 1997, among Grand Union, the lenders party thereto and Bankers Trust Company, as Agent.

   99. Press Release of Grand Union, dated August 29, 1997, relating to the Amended and Restated Credit Agreement.